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                                                                  EXHIBIT 10.110

                           SUN CAPITAL PARTNERS IV, LP

                                 October 7, 2005

GFC Holding Corp.
c/o Sun Capital Partners Group, Inc.
5200 Town Center Circle, Suite 470
Boca Raton, Florida 33486

Ladies and Gentlemen:

          Reference is made to that certain Acquisition Agreement and Agreement and Plan of Merger (the "Agreement"), dated as of the date hereof, by and among Goody's Family Clothing, Inc., a Tennessee corporation (the "Company"), GFC Enterprises, Inc., a Tennessee corporation ("Acquisition Corp."), and GFC Holding Corp., a Delaware corporation ("Parent"). Capitalized terms used herein but not defined shall have the meanings given to such terms in the Agreement.

          Sun Capital Partners IV, LP ("Sun") guarantees that it shall contribute to Parent (directly or indirectly), at or prior to the Offer Payment Date, in accordance with the terms and subject to the conditions set forth in this letter agreement, and directly or indirectly through one or more Affiliates, an amount in cash equal to the aggregate Offer Price (the "Offer Contribution Obligation") subject to (i) the satisfaction of each of the conditions to the consummation of the Offer set forth in Annex A of the Agreement or waiver of such conditions by Acquisition Corp. or Parent, as evidenced by a written instrument executed by Acquisition Corp. and Parent, (ii) there having been no termination of the Agreement pursuant to Article 8 of the Agreement, and (iii) there having been no amendments to the Agreement not consented to in writing by Sun. Sun also hereby guarantees that it shall contribute to Acquisition Corp. at or prior to the Effective Time, in accordance with the terms and subject to the conditions set forth in this letter agreement, and directly or indirectly through one or more Affiliates, an amount in cash equal to the aggregate Merger Consideration plus the aggregate option consideration less any cash or cash equivalents of the Company used to pay Merger Consideration (the "Merger Contribution Obligation" and, collectively with the Offer Contribution Obligation, the "Contribution Obligation") subject to (i) the satisfaction of each of the conditions to Parent's and Acquisition Corp.'s obligations to consummate the Merger set forth in Article 7 of the Agreement or waiver of such conditions by Acquisition Corp. or Parent, as evidenced by a written instrument executed by Acquisition Corp. and Parent, (ii) there having been no termination of the Agreement pursuant to Article 8 of the Agreement, and (iii) there having been no amendments to the Agreement not consented to in writing by Sun. In the event that the transactions contemplated by the Agreement are not consummated due to a breach of a representation, warranty or covenant by Parent or Acquisition Corp., Sun guarantees that it shall contribute (directly or indirectly) to Parent, upon the final and non-appealable determination of such breach, all damages awarded therefore with respect to Parent and Acquisition Corp.'s liability to the Company under Section
8.05 of the Agreement, in an aggregate amount (such amount, the "Damages Amount") not to exceed (a) the amount of the Company Break Up Fee plus (b) the lesser of the aggregate amount of the Company's Expenses and $3,000,000. Notwithstanding the foregoing sentence, Sun will not be liable for any punitive damages nor does it guarantee any liability of Parent or Acquisition Corp. for any punitive damages. This letter agreement relates solely to the obligation of
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Sun to provide financing of the Contribution Obligation or the Damages Amount,
as appropriate, to Acquisition Corp. as set forth above and is not a guaranty of collection or the performance of any other obligations of Parent, Acquisition Corp., Sun or any other Person.

          Notwithstanding anything contained herein to the contrary, (i) under no circumstances shall Sun, its Affiliates (other than Acquisition Corp.), their respective partners, or any of their respective directors, officers, managers, employees or agents be liable or obligated for any amount in excess of the Contribution Obligation or the Damages Amount, as the case may be, and (ii) except for its liability for the Damages Amount pursuant to Section 8.05 of the Agreement, if applicable, effective upon the earliest to occur of (A) the termination of the Agreement in accordance with its terms (other than with respect to Sun's contribution to Parent of the Damages Amount with respect to any liability of Parent to the Company pursuant to Section 8.05 of the Agreement, (B) the contribution to Acquisition Corp. of an amount equal to the Contribution Obligation, (C) any amendment to the Agreement not consented to in writing by Sun, or (D) consummation of the Merger, all obligations of Sun under this letter agreement shall terminate automatically and none of Sun, its Affiliates (other than Parent and Acquisition Corp.), their respective partners, or any of their respective directors, officers, managers, employees or agents shall have any liability to the Company or any other Person in connection with this letter agreement.

          Sun represents and warrants that it is a Delaware limited partnership with $1.5 billion of aggregate capital commitments, $1,433,148,250 of which were uncalled as of September 15, 2005.

          Nothing in this letter agreement shall limit the right and ability of Sun to syndicate its rights and obligations hereunder to other co-investors prior to the Closing; provided that any such syndication shall not limit the Company's rights against Sun under this letter agreement. In no event will Sun's aggregate liability pursuant to this letter agreement to Buyer and to any other beneficiary hereof exceed the Contribution Obligation.

          Sun hereby acknowledges that this letter agreement is being delivered and accepted as a material inducement to the Company to enter into the Agreement, that the Company is an intended third party beneficiary of this letter agreement, and that this letter agreement may not be amended or waived without the prior written consent of the Company. Except as provided in the preceding sentence, this letter agreement is solely for the benefit of Buyer and is not intended to confer any benefits on, or create any rights in favor of, any other Person.

          This letter agreement will be governed by the laws of the State of New York, disregarding any conflict of laws provisions which may require the application of the law of another jurisdiction.

          Each of Parent, Acquisition Corp., the Company and Sun hereby submits to the exclusive jurisdiction of the United States district court for the Eastern District of Tennessee, Knoxville Division, solely in respect of the interpretation and enforcement of the provisions of this letter agreement and hereby waives, and agrees not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement of this letter agreement, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in such courts or that this letter agreement may not be enforced in or by such courts or that its property is exempt or immune from execution, that the suit, action or proceeding is brought in an inconvenient forum, or that the venue of the suit, action or proceeding is improper. Service of process with respect thereto may be made upon the Company or Sun by mailing a copy thereof by registered or certified mail, postage prepaid, to such party at its
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address set forth above; provided that service of process may be accomplished in any other manner permitted by applicable Law.

          EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS LETTER AGREEMENT OR THE ACTIONS OF SUCH PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE, AND ENFORCEMENT HEREOF.

          SUN HEREBY CONSENTS TO RECEIPT OF NOTICE OF ANY BREACH BY PARENT OR ACQUISITION CORP. SIMULTANEOUSLY WITH NOTICE TO PARENT AND ACQUISITION CORP. BY THE COMPANY AND SUN HEREBY WAIVES ANY REQUIREMENT TO PROVIDE NOTICE TO PARENT AND ACQUISITION CORP. PRIOR TO DELIVERY OF NOTICE TO SUN.

                                  * * * * * * *
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                                        Sincerely,

                                        SUN CAPITAL PARTNERS IV, LP

                                        By: Sun Capital Advisors IV, LP
                                        Its: General Partner

                                        By: Sun Capital Partners IV, LLC
                                        Its: General Partner


                                        By:
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                                        Name:
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                                        Its:
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Agreed and accepted:

GFC HOLDING CORP.


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